COMPASS CAPITAL FUNDS(SM)

                    THE EQUITY PORTFOLIOS/INSTITUTIONAL CLASS
                          SUPPLEMENT TO PROSPECTUS DATED
                                 JANUARY 1, 1997

    The section entitled "What Are The Expenses Of The Portfolios?" has been amended as follows:

            The following paragraph has been added after the expense table on page 4:

                     The Fund has been advised that effective June 1, 1997, the amount of fees waived voluntarily by PAMG and the Portfolios' administrators will be reduced with respect to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios. This reduction in fee waivers will increase the total operating expenses (after fee waivers) of these Portfolios' Institutional Shares to the following levels (expressed as a percentage of average net assets): Large Cap Value Equity Portfolio, .84%; Large Cap Growth Equity Portfolio, .87%; Small Cap Value Equity Portfolio, .88%; Small Cap Growth Equity Portfolio, .88%; Select Equity Portfolio, .86%; and Balanced Portfolio, .90%. PAMG and the Portfolios' administrators are under no obligation to waive or continue waiving their fees.

            The information in the Example on page 5 relating to the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios has been replaced with the following:

                     An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period:


    Portfolio                     One Year            Three Years         Five Years          Ten Years
    ---------                     --------            -----------         ----------          ---------
    Large Cap Value Equity        $9                  $27                 $47                 $104
    Large Cap Growth Equity        9                   28                  48                  107
    Small Cap Value Equity         9                   28                  49                  108
    Small Cap Growth Equity        9                   28                  49                  108
    Select Equity                  9                   27                  48                  106
    Balanced                       9                   29                  50                  111

            In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolios. For information regarding such compensation, see "How Are Shares Purchased And Redeemed? -- Distributor" in the Prospectus and "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

    Fund Management
    ---------------

    The section entitled "Who Manages The Fund?" has been amended as follows:

            The portfolio managers for the Large Cap Value Equity, Mid-Cap Value Equity and Large Cap Growth Equity Portfolios are as follows:

    Portfolio                         Portfolio Manager(s)
    ---------                         --------------------

    Large Cap Value Equity            Daniel B. Eagan; portfolio
                                      manager with Provident Capital
                                      Management, Inc. ("PCM") since 1995;
                                      director of investment strategy at PNC
                                      Asset Management Group, Inc. during 1994 and 1995; prior to 1994, served as senior research consultant for Mercer
                                      Investment Consulting;  Portfolio
                                      manager since January 1997.

    Mid-Cap Value Equity              Daniel B. Eagan (see above).
                                      Portfolio co-manager since its inception.

                                      Christian K. Stadlinger;
                                      Vice President of PCM since July 1996;
                                      prior to joining PCM, Portfolio Manager
                                      and Research Analyst with Morgan Stanley
                                      Asset Management; Portfolio co-manager
                                      since January 1997.

    Large Cap Growth Equity           R. Andrew Damm; investment manager with
                                      PEAC since 1997; senior investment
                                      strategist with PAMG since 1995;
                                      portfolio manager with PNC Bank from
                                      1988 to 1995; Mr. Damm has participated
                                      in the management of the Portfolio since
                                      1996 and has been designated Portfolio
                                      manager since September 1997.

Administrators
--------------

    The second sentence in the second paragraph under "Administrators" is changed to reflect that PFPC and CDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of 0.20% of the first $500 million of average daily net assets allocated to the Institutional Shares of each Portfolio, 0.18% of the next $500 million of average daily net assets allocated to the Institutional Shares of each Portfolio and 0.16% of the average daily net assets allocated to the Institutional Shares of each Portfolio in excess of $1 billion.

    Purchases by Customers of Broker-Dealers
    ----------------------------------------

    The following paragraph has been added after the last paragraph in the section entitled "How Are Shares Purchased And Redeemed?":

            Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

    Class Expenses
    --------------

    The first sentence in the second paragraph under "How Is The Fund Organized?" is replaced with the following:

                     Shares of each class bear their pro rata portion of all
            operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan.



    This Supplement is dated October 2, 1997.